UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12.

DIRECT INSITE CORP.
(Name of Registrant as Specified in its Charter)
________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:
___________________________________________________________________________________________________________________________________________________________________________________

(2)
Aggregate number of securities to which transaction applies:
___________________________________________________________________________________________________________________________________________________________________________________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________________________________________________________________________________________________________________________________________________________________

(4)
Proposed maximum aggregate value of transaction:
___________________________________________________________________________________________________________________________________________________________________________________

(5)	Total fee paid: ___________________________________________________________________________________________________________________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:
___________________________________________________________________________________________________________________________________________________________________________________

(2)
Form, Schedule or Registration Statement No.:
___________________________________________________________________________________________________________________________________________________________________________________

(3)	Filing Party: ___________________________________________________________________________________________________________________________________________________________________________________
(4)	Date Filed: ___________________________________________________________________________________________________________________________________________________________________________________

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 25, 2011

DIRECT INSITE CORP.
DIRECT INSITE CORP.
13450 WEST SUNRISE BLVD.
SUITE 510
SUNRISE, FL. 33323

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 28, 2011

Date: May 25, 2011

Time: 10:00 AM PDT

Location:
Embassy Suites Hotel
50777 Santa Rosa Plaza
La Quinta, CA  92253

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these  shares.  This  communication  presents  only  an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K                          2. Notice & Proxy Statement

How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX
(located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:                                   www.proxyvote.com
2) BY TELEPHONE:                                   1-800-579-1639
3) BY E-MAIL*:                          sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow    XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2011 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:

1.  Election of Directors
         Nominees
01  Charles Mechem02  Dr. Dennis J. Murray03  Michael Levin04  James A. Cannavino05  Bernard Puckett

The Board of Directors recommends you vote FOR the following proposal:
    2.   Ratification of the appointment of Marcum, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2011.

NOTE:   Upon such other business as may properly come before the meeting or any adjournment thereof.